Exhibit 10.1

Joint Filing Consent

Pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, we hereby consent to file a joint Schedule 13D by and on behalf of each of us dated February 10, 2010.

	EDWARD C. DEFEUDIS		SPIDER INVESTMENTS, LLC

By:	/s/ Edward C. DeFeudis	By:	/s/ Edward C. DeFeudis
Name: Edward C. DeFeudis
Title: President